Income Taxes: Schedule of Effective Income Tax Rate Reconciliation (Tables)	6 Months Ended
Dec. 31, 2012
Schedule of Effective Income Tax Rate Reconciliation:
Schedule of Effective Income Tax Rate Reconciliation

	Years Ended June 30,
	2012	2011
Beginning balance	$0	$0
Additions based on tax positions related to current year	0	0
Additions for tax positions of prior years	0	0
Reductions for tax positions of prior years	0	0
Reductions in benefit due to income tax expense	0	0
Ending balance	$0	$0